Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,131,250.00
Previously Paid Amount	2,918.23
Total Fee Amount	2,918.23
Total Offset Amount	0.00
Net Fee	$ 0.00